UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments Colorado
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Colorado Municipal Income Fund, Inc.

June 30, 2010

	Principal
	Amount	Value
Municipal Bonds – 97.88%
Corporate-Backed Revenue Bond – 1.20%
Public Authority for Colorado Energy National Gas Purpose Revenue Series 2008 6.50% 11/15/38	$750,000	$819,248
		819,248
Education Revenue Bonds – 20.09%
Boulder County Development Revenue Refunding (University Corporation for Atmospheric Research)
5.00% 9/1/26 (NATL-RE)	3,000,000	3,020,130
Colorado Board of Governors Revenue (University Enterprise System) Series A 5.00% 3/1/39	700,000	729,960
Colorado Educational & Cultural Facilities Authority Revenue
(Bromley Charter School Project) Refunding 5.25% 9/15/32 (XLCA)	1,000,000	1,001,720
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (XLCA)	3,000,000	2,834,370
(Littleton Charter School Project) Refunding 4.375% 1/15/36 (CIFG)	1,200,000	1,018,824
Student Housing (Campus Village Apartments) Refunding 5.00% 6/1/23	1,065,000	1,102,328
Student Housing (University of Northern Colorado) Series A 5.00% 7/1/31 (NATL-RE)	2,500,000	2,396,500
University of Colorado Enterprise Systems Revenue Series A 5.375% 6/1/38	750,000	804,300
Western State College 5.00% 5/15/34	750,000	773,828
		13,681,960
Electric Revenue Bonds – 6.06%
Platte River Power Authority Power Revenue Series HH 5.00% 6/1/28	1,500,000	1,630,904
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	685,000	668,149
Series WW 5.50% 7/1/38	300,000	306,420
Series XX 5.25% 7/1/40	750,000	754,058
Series ZZ 5.25% 7/1/26	750,000	770,858
		4,130,389
Health Care Revenue Bonds – 13.39%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	500,000	496,885
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	759,218
Series D 6.125% 10/1/28	750,000	839,212
(Evangelical Lutheran)
5.25% 6/1/23	1,000,000	1,019,499
Series A 6.125% 6/1/38	750,000	764,963
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	2,515,000	2,542,136
Colorado Springs Hospital Revenue Refunding 6.25% 12/15/33	750,000	798,998
Denver Health & Hospital Authority Healthcare Revenue 5.625% 12/1/40	750,000	732,353
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	500,000	479,820
6.00% 11/15/29	650,000	685,685
		9,118,769
Housing Revenue Bonds – 2.74%
Colorado Housing & Finance Authority (Single Family Mortgage – Class I) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	500,000	529,360
Puerto Rico Housing Finance Authority Subordinate-Capital Foundation Modernization
5.125% 12/1/27	1,000,000	1,003,690
5.50% 12/1/18	300,000	333,021
		1,866,071
Lease Revenue Bonds – 6.71%
Aurora Certificates of Participation Refunding Series A 5.00% 12/1/30	630,000	660,353
Glendale Certificates of Participation 5.00% 12/1/25 (XLCA)	1,500,000	1,543,050
•Puerto Rico Public Buildings Authority Revenue Refunding Guaranteed (Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	740,789
Westminster Building Authority Certificates of Participation 5.25% 12/1/22 (NATL-RE)	1,555,000	1,626,453
		4,570,645
Local General Obligation Bonds – 8.40%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28	600,000	697,380
Arapahoe County Water & Wastewater Public Improvement District Refunding Series A
5.125% 12/1/32 (NATL-RE)	635,000	637,762

Boulder Larimer & Weld Counties Vrain Valley School District Re-1J 5.00% 12/15/33	750,000	782,288
Bowles Metropolitan District Refunding 5.00% 12/1/33 (AGM)	2,000,000	2,018,039
Denver City & County School District #1 Series A 5.00% 12/1/29	240,000	255,994
Jefferson County School District #R-1 (Supplemental Interest Regional Coupons) Refunding 5.25% 12/15/24	750,000	885,825
Sand Creek Metropolitan District Refunding & Improvement 5.00% 12/1/31 (XLCA)	500,000	445,100
		5,722,388
§Pre-Refunded/Escrowed to Maturity Bonds – 14.16%
Colorado Educational & Cultural Facilities Authority
(University of Colorado Foundation Project) 5.00% 7/1/27-12 (AMBAC)	4,000,000	4,331,040
(University of Denver Project) Refunding & Improvement Series B 5.25% 3/1/35-16 (FGIC)	1,000,000	1,182,700
Denver Convention Center Hotel Authority Revenue Refunding Senior Series A 5.00% 12/1/33-13 (XLCA)	3,000,000	3,329,070
Northwest Parkway Public Highway Authority Senior Note Series A 5.25% 6/15/41-11 (AGM)	750,000	800,040
		9,642,850
Special Tax Revenue Bonds – 10.96%
Denver Convention Center Hotel Authority Revenue Refunding 5.00% 12/1/35 (XLCA)	1,575,000	1,352,563
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K 5.00% 7/1/30	750,000	730,118
Puerto Rico Sales Tax Financing Sales Tax Revenue First Subordinate
Series B 5.75% 8/1/37	590,000	614,532
Series C 6.00% 8/1/39	500,000	534,300
Regional Transportation District Colorado Sales Tax Revenue (Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,249,075
4.50% 11/1/36 (AGM)	3,000,000	2,986,079
		7,466,667
State General Obligation Bonds – 5.55%
Guam Government Series A 7.00% 11/15/39	750,000	818,055
Puerto Rico Commonwealth Refunding (Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)	2,250,000	2,425,410
Series C 6.00% 7/1/39	505,000	534,497
		3,777,962
Transportation Revenue Bond – 1.15%
Denver City & County Airport Revenue System Series A 5.25% 11/15/36	750,000	780,945
		780,945
Water & Sewer Revenue Bonds – 7.47%
Colorado Springs Utilities Revenue Systems Improvement Series C 5.50% 11/15/48	750,000	794,460
Colorado Water Resources & Power Development Authority Small Water Revenue
Un-Refunded Balance Series A 5.80% 11/1/20 (FGIC) (NATL-RE)	780,000	783,323
Colorado Water Resources & Power Development Authority Water Resources Revenue
(Parker Water & Sanitation District) Series D
5.125% 9/1/34 (NATL-RE)	1,500,000	1,504,635
5.25% 9/1/43 (NATL-RE)	2,000,000	2,008,020
		5,090,438
Total Municipal Bonds (cost $65,110,897)		66,668,332
Short-Term Investment – 1.12%
•Variable Rate Demand Note – 1.12%
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Bond Program)
Series A-5 0.150% 4/1/34 (LOC – Bank of America N.A.)	765,000	765,000
Total Short-Term Investment (cost $765,000)		765,000

Total Value of Securities – 99.00%
(cost $65,875,897)		67,433,332
Receivables and Other Assets Net of Liabilities (See Notes) – 1.00%		680,000
Net Assets Applicable to 4,837,100 Shares Outstanding – 100.00%		$68,113,332

§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of June 30, 2010. Interest rates reset periodically.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
CIFG – CDC IXIS Financial Guaranty
FGIC – Insured by the Financial Guaranty Insurance Company
FHA – Insured by Federal Housing Administration
GNMA – Government National Mortgage Association Collateral
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by the National Public Finance Guarantee Corporation
XLCA – Insured by XL Capital Assurance
VA – Veterans Administration Collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Colorado Municipal Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$65,875,897
Aggregate unrealized appreciation	$2,460,680
Aggregate unrealized depreciation	(903,245)
Net unrealized appreciation	$1,557,435

For federal income tax purposes, at March 31, 2010, capital loss carryforwards of $672,918 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2010:

Level 2
Municipal Bonds	$66,668,332
Short-Term	765,000
Total	$67,433,332

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Colorado municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2010, 43% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Subsequent Events
Management has determined no material events or transactions occurred subsequent to June 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: